UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 14, 2022
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
7700 Gateway Boulevard
Newark	California	94560
(Address of principal executive offices and zip code)

510	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”)
was held on September 14, 2022. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2022

For	Against	Abstain	Broker Non-Votes
80,105,853	82,775	153,582	—
99.90%	0.10%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
64,609,003	13,463,571	428,581	1,841,055
82.76%	17.24%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
78,298,348	122,733	80,074	1,841,055
99.84%	0.16%	N/A	N/A

Proposal 4: Amendment of the Articles regarding the creation of an authorized capital

For	Against	Abstain	Broker Non-Votes
74,309,360	4,025,231	167,745	1,841,055
94.66%	5.13%	0.21%	N/A

Proposal 5: Amendment of the Articles regarding the holding of virtual shareholder meetings

For	Against	Abstain	Broker Non-Votes
71,883,589	6,443,583	175,164	1,841,055
91.77%	8.23%	N/A	N/A

Proposal 6: Amendment of the Articles regarding the name of the municipality in which Logitech's registered seat is located

For	Against	Abstain	Broker Non-Votes
78,076,147	291,365	134,824	1,841,055
99.63%	0.37%	N/A	N/A

Proposal 7: Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan

For	Against	Abstain	Broker Non-Votes
63,875,462	14,303,403	323,471	1,841,055
81.70%	18.30%	N/A	N/A

Proposal 8: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2022

For	Against	Abstain	Broker Non-Votes
74,552,250	185,739	2,591,940	1,841,055
99.75%	0.25%	N/A	N/A

Proposal 9: Elections to the Board of Directors
Proposal 9.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
76,011,155	2,317,447	173,734	1,841,055
97.04%	2.96%	N/A	N/A

Proposal 9.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,068,987	1,161,437	2,271,912	1,841,055
98.48%	1.52%	N/A	N/A

Proposal 9.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,012,151	316,514	173,671	1,841,055
99.60%	0.40%	N/A	N/A

Proposal 9.D: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
69,702,127	8,617,190	183,019	1,841,055
89.00%	11.00%	N/A	N/A

Proposal 9.E: Re-election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
74,041,209	4,253,368	207,759	1,841,055
94.57%	5.43%	N/A	N/A

Proposal 9.F: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,957,242	2,353,959	191,135	1,841,055
96.99%	3.01%	N/A	N/A

Proposal 9.G: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
75,914,154	316,561	2,271,621	1,841,055
99.58%	0.42%	N/A	N/A

Proposal 9.H: Re-election of Mr. Michael Polk to the Board of Directors

For	Against	Abstain	Broker Non-Votes
76,678,086	1,648,930	175,320	1,841,055
97.89%	2.11%	N/A	N/A

Proposal 9.I: Re-election of Ms. Deborah Thomas to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,055,175	265,872	181,289	1,841,055
99.66%	0.34%	N/A	N/A

Proposal 9.J: Election of Mr. Christopher Jones

For	Against	Abstain	Broker Non-Votes
77,979,787	293,672	228,877	1,841,055
99.62%	0.38%	N/A	N/A

Proposal 9.K: Election of Mr. Kwok Wang Ng

For	Against	Abstain	Broker Non-Votes
77,781,610	509,877	210,849	1,841,055
99.35%	0.65%	N/A	N/A

Proposal 9.L: Election of Mr. Sascha Zahnd

For	Against	Abstain	Broker Non-Votes
77,913,743	378,095	210,498	1,841,055
99.52%	0.48%	N/A	N/A

Proposal 10: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
75,163,772	3,154,924	183,640	1,841,055
95.97%	4.03%	N/A	N/A

Proposal 11: Elections to the Compensation Committee

Proposal 11.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
74,673,991	3,614,211	212,134	1,841,055
95.38%	4.62%	N/A	N/A

Proposal 11.B: Re-election of Ms. Neela Montgomery to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
72,570,411	3,612,189	2,317,736	1,841,055
95.26%	4.74%	N/A	N/A

Proposal 11.C: Re-election of Mr. Michael Polk to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
73,556,329	4,728,326	215,681	1,841,055
93.96%	6.04%	N/A	N/A

Proposal 11.D: Election of Mr. Kwok Wang Ng to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
77,476,761	789,981	233,594	1,841,055
98.99%	1.01%	N/A	N/A

Proposal 12: Approval of Compensation for the Board of Directors for the 2022 to 2023 Board Year

For	Against	Abstain	Broker Non-Votes
76,652,584	1,498,375	349,377	1,841,055
98.08%	1.92%	N/A	N/A

Proposal 13: Approval of Compensation for the Group Management Team for fiscal year 2024

For	Against	Abstain	Broker Non-Votes
65,142,033	12,984,068	374,235	1,841,055
83.38%	16.62%	N/A	N/A

Proposal 14: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2023

For	Against	Abstain	Broker Non-Votes
79,383,930	820,084	137,311	—
98.98%	1.02%	N/A	N/A

Proposal 15: Re-election of Etude Regina Wenger and Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
78,294,718	62,275	143,277	1,841,055
99.92%	0.08%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for passage of the proposals, except when Swiss law requires approval of two-thirds of the shares represented at the AGM, which was the case in respect to the amendment of the Articles regarding the creation of an authorized capital (Proposal 4); in such a case, abstentions count as votes against the proposal.

Item 8.01    Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 26, 2022 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 27, 2022, and the payment date is expected to be Wednesday, September 28, 2022. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on September 23, 2022. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Samantha Harnett

Samantha Harnett
General Counsel and Corporate Secretary
September 16, 2022